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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-4 Indenture dated as of April 30, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2004-4)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

      CALIFORNIA                   333-113187                    33-0705301
      ----------                   ----------                    ----------
(State or Other Jurisdiction       (Commission                 (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

1401 Dove Street
Newport Beach, California                                           92660
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(Address of Principal                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.



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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IMH ASSETS CORP.

                                            By:  /s/ Richard J. Johnson
                                                 ---------------------------
                                            Name:    Richard J. Johnson
                                            Title:   Chief Financial Officer

Dated: April 30, 2004


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                                  EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.